UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2013

MVP REIT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 240
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 21, 2013, MVP REIT, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Advisory Agreement (the “Advisory Agreement”) by and between the Company and MVP Realty Advisor, LLC (the “Advisor”). The Amendment was entered into to provide that prior to the first anniversary of a Liquidity Event, the Advisor shall not be entitled to receive reimbursement by the Company for the following expenses:

(i) any personnel or related employment costs incurred by the Advisor or its affiliates in performing the services described in the Advisory Agreement, including, without limitation, salary and benefits of employees and overhead, whether incurred before or after the date of the Amendment;

(ii) rent, utilities and other third party costs for office space;

(iii) board fees and out-of-pocket expenses incurred for board and stockholder meetings; and

(iv) out-of-pocket expenses of providing services for and maintaining communications with stockholders.

A “Liquidity Event” is defined in the Amendment as (i) a listing of the Company’s shares on a national securities exchange, or (ii) a merger, sale of all or substantially all of the Company’s assets or another transaction approved by the Company’s board of directors in which the Company’s stockholders will receive cash and/or shares of a publicly traded company.   Pursuant to the Amendment, the Company will be obligated to reimburse the Advisor for the foregoing expenses but only to the extent incurred by the Advisor or its affiliates from and after the first anniversary of a Liquidity Event.  The other material terms and conditions of the Advisory Agreement remain unchanged.

The Advisor, which manages the day-to-day operations of the Company, is 60% owned by MVP Capital Partners, LLC, the Company’s sponsor, which is 100% owned by Michael V. Shustek, the Company’s President and Chief Executive Officer. The remaining 40% interest is owned by Vestin Realty Mortgage II, Inc., which is 15% owned by Mr. Shustek.

The material terms of the Amendment described herein are qualified in their entirety by the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Description

10.1	Amendment No. 1, dated November 21, 2013, to the Advisory Agreement by and between MVP REIT, Inc. and MVP Realty Advisor, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 2013

MVP REIT, INC.

By: __/s/ Dustin Lewis_______________

       Dustin Lewis

       Chief Financial Officer